[CORNERSTONE LOGO OMITTED]


                                THE CORNERSTONE
                                STRATEGIC RETURN
                                   FUND, INC.



                                ------------------
                                  ANNUAL REPORT
                                DECEMBER 31, 2000
                                ------------------

THE CORNERSTONE STRATEGIC RETURN FUND, INC.
LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

                                                                February 9, 2001

Dear Fellow Shareholders:

This report contains information on investment performance and activities of The Cornerstone Strategic Value Fund, Inc., formerly The Central European Value Fund, Inc., for the annual period ending December 31, 2000. Shortly before the midpoint of the year, the Fund moved from an investment concentration in Central Europe to a broader global remit with a large US equity exposure. The Fund's benchmark was changed to the S&P 500 Index as more representative of the change in focus.

The Fund was buffeted by substantial declines in global markets through the transition. Many world sectors turned in dismal showings with Japan down 28.2% and the Latin American region down 27.5%. Even domestic markets were not immune with the tech-heavy NASDAQ down an astounding 39.3% (representing a peak-to-trough decline of 50%). Caught in this turbulence while managing the transition, the net asset value of the Fund declined 11.4% for the year, which did not compare favorably with the S&P 500 Index decline of 10.1%.

Against this backdrop, 2001 appears to offer a bumpy ride to recovery with cuts in interest and tax rates battling a slowing economy before leading the way to renewed growth, probably at a lower but more sustainable level. In light of this sobering year, your Board of Directors is taking steps to improve the Fund's performance. We believe that an emphasis on broad diversification will smooth some of the rough patches and an increased focus on cost savings and efficiency will trim the expense ratio. The Fund has continued to fulfill its commitment to repurchase its own shares whenever they trade at more than a nominal discount. Through the year, the Fund purchased 912,211 shares at an average discount of 22.53% and representing 15.75% of the shares outstanding at the beginning of the year. These share purchases are beneficial because they provide liquidity for those shareholders wishing to sell their position and, because they allow the Fund to purchase its own portfolio at a discount, they increase the net asset value per share of the remaining shares.

Accompanying this report are the materials for our 2001 Annual Meeting. We value your input and so we urge you to review this information and exercise your rights as a shareholder.

Your Board of Directors and its Chairman are committed to the goal of long-term capital appreciation. In spite of a very difficult year, we are confident that the direction being taken, as the Fund continues its transition, is the right one to achieve this goal. We know that you have a choice and we appreciate the trust you have placed in us by choosing this Fund. Thank you for your continued support and confidence.

Sincerely,

/s/RALPH W. BRADSHAW

Ralph W. Bradshaw
Chairman
                                                                               1

THE CORNERSTONE STRATEGIC RETURN FUND, INC.
OVERVIEW                                                       DECEMBER 31, 2000

--------------------------------------------------------------------------------

PORTFOLIO REVIEW AND PERFORMANCE

During the year ending on December 31, 2000, the portfolio had completed its transition from a Central European Fund which formed the primary focus of its investment to a global investment philosophy with a concentration of its investment - over 80% in the U.S. equity markets. These changes were approved at the annual shareholders meeting held on Tuesday, June 27, 2000. The change in the Fund's investment policy to focus chiefly on securities of U.S. and non-U.S. issuers (ADRs) were pretty much implemented in full by end of 3Q00. From a weighting of 86.9% in Central European stocks on March 31, 2000, the Fund's asset allocation at the end of December 2000 was: U.S. 82.0%, non-U.S. ADRs 16.3%, Central Europe 0.6, and cash at 1.1%. The new benchmark for the fund is the S&P 500 Index.

The Cornerstone Strategic Return Fund, Inc. ended the year on December 31, 2000 down 11.4%. For comparison, the benchmark was Central European Stock index during the first half of 2000 and the S&P 500 Index in the second half of the year which declined a total of 16.6% for the year. The fund's total shares outstanding as of December 31, 2000 were 4,880,136 and the Net Asset Value (NAV) on December 31, 2000 was $58,723,681, or $12.03 per share.

MARKET REVIEW AND OUTLOOK

The Year 2000, the first new year of the millennium, turned out to be a year of extremes. Global equity markets volatility reached extreme levels, with daily swings in major indexes of over 3% commonly "sighted". Flight to quality and risk aversion trend were embraced again as a global phenomenon. We don't think those extremes of 2000: Extreme energy prices, stalled U.S. election, escalating Middle East violence, the inflation and bursting of the TMT bubble, waves of earnings surprises, soaring currency volatility (a significant rally in the euro from $0.84 to over $0.94, further depreciation for the yen) and extreme liquidity swings will be repeated in 2001.

The MSCI World Index declined 13.2% on the back of a rapidly shifting economic environment. The celebrated barometer of the high technology boom, the NASDAQ Composite Index, suffered a 50% decline from its March 2000 high and recorded its worst performance since it was founded in 1971. The S&P 500 Index finished the year down, losing 10.1%. December failed to produce a seasonal rally despite the conclusion to the presidential elections and a notable interest rate bias shift from the Federal Reserve towards easing. The market continued to focus on corporate earnings warnings, indications of waning consumer confidence and concerns over the overall impact of the U.S. economic slowdown. In Japan, the Nikkei 225 Index declined 27%, its poorest year in a decade, with communications, the best performing sector in 1999, was the worst performing sector in 2000. Even as the economy showed some improvement, corporate bankruptcies continued at a record pace and financial conditions remained the main risk. Growth in calendar year 2001 is expected to be 1.6%, down from CY 2000's growth of 2.0%. London's FTSE 100 declined 10%, also its worst performance since 1990.

With the U.S. economy slowing, corporate profit growth sputtering and sentiment souring among investors no one is predicting a quick return to the heady days of the 1990's. Against this backdrop, we believe 2001 will be a difficult bumpy ride with slowing world growth and fears of a hard landing, yet the evolving interest rate cycle should be a potent stimulus in 2001. We expect greater convergence in the path of growth among leading economies to help cap external balances. Globally, earnings growth estimates are falling but so too are interest rates. We are at a point of inflection in markets where the fear of downgrades give way to expectations of future recovery and renewed growth. We revised down our U.S. GDP growth estimate for 2001 to 2.3% from 3.5% and the markets earnings growth expectation of 7 to 9% in 2001 to 5-7%. Any consequent disappointment in the U.S. undoubtedly have significant knock-on effects in Europe and the UK, hence we would still take a cautious tactical stance in the region.

Sincerely,

/s/LEOPOLDO M. CLEMENTE, JR.

Leopoldo M. Clemente, Jr.
Portfolio Manager
Clemente Capital, Inc.

THE CORNERSTONE STRATEGIC RETURN FUND, INC.
SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 2000

--------------------------------------------------------------------------------

SHARES                                                              VALUE
--------------------------------------------------------------------------------
           EQUITIES - 98.9%
           CZECH REPUBLIC - 0.5%
           CONSUMER CYCLICALS - 0.5%
   68,590  Bonton (a)* .....................................   $    315,365
                                                               ------------
           Total Czech Republic (cost - $894,867) ..........        315,365
                                                               ------------
           UNITED STATES - 98.4%
           CAPITAL GOODS - 10.8%
   28,000  Dover Corp. .....................................      1,135,750
   40,000  General Electric Co. ............................      1,917,500
   38,000  Honeywell International, Inc. ...................      1,797,875
   25,000  Illinois Tool Works, Inc. .......................      1,489,063
                                                               ------------
                                                                  6,340,188
                                                               ------------
           COMMUNICATION SERVICES - 3.7%
   38,000  Worldcom, Inc.* .................................        532,000
   15,000  Nippon Telegraph & Telephone Corp.-ADR ..........        535,313
   31,000  Vodafone Group PLC -ADR .........................      1,110,188
                                                               ------------
                                                                  2,177,501
                                                               ------------
           CONSUMER CYCLICALS - 8.0%
   24,000  Gannett Co., Inc. ...............................      1,513,500
   38,000  The Home Depot, Inc. ............................      1,736,125
   28,000  Time Warner, Inc. ...............................      1,462,720
                                                               ------------
                                                                  4,712,345
                                                               ------------
           CONSUMER STAPLES - 9.1%
   20,000  The Coca Cola Co. ...............................      1,218,750
   78,000  Groupe Danone-ADR ...............................      2,394,600
   58,000  SYSCO Corp. .....................................      1,740,000
                                                               ------------
                                                                  5,353,350
                                                               ------------
           ENERGY - 5.7%
   62,000  Conoco, Inc. ....................................      1,774,750
   44,000  Halliburton Co. .................................      1,595,000
                                                               ------------
                                                                  3,369,750
                                                               ------------
           FINANCE - 12.5%
   22,500  American International Group, Inc. ..............      2,217,656
   23,000  AXA UAP-ADR .....................................      1,651,687
   44,000  Citigroup, Inc. .................................      2,246,750
   15,000  Morgan Stanley Dean Witter & Co. ................      1,188,750
                                                               ------------
                                                                  7,304,843
                                                               ------------
           HEALTHCARE - 17.1%
   18,000  Amgen, Inc.* ....................................      1,150,875
   19,000  Johnson & Johnson ...............................      1,996,188
   38,000  Medtronic, Inc. .................................      2,294,250
   27,000  Merck & Co., Inc. ...............................      2,527,875
   45,000  Pfizer, Inc. ....................................      2,070,000
                                                               ------------
                                                                 10,039,188
                                                               ------------

THE CORNERSTONE STRATEGIC RETURN FUND, INC.
SCHEDULE OF INVESTMENTS (CONCLUDED)                            DECEMBER 31, 2000

--------------------------------------------------------------------------------

SHARES                                                               VALUE
--------------------------------------------------------------------------------

           EQUITIES (CONCLUDED)
           UNITED STATES (CONCLUDED)
           TECHNOLOGY - 28.4%
   24,000  Altera Corp.* ...................................   $   631,500
   35,000  American Online, Inc.* ..........................     1,218,000
  15,000   Analog Devices, Inc.* ...........................       767,812
   34,000  Automatic Data Processing, Inc. .................     2,152,625
    2,917  Avaya, Inc.* ....................................        30,078
   29,000  Cisco Systems, Inc.* ............................     1,109,250
   32,000  Electronic Data Systems Corp. ...................     1,848,000
  25,000   EMC Corp.* ......................................     1,662,500
   20,000  Emerson Electric Co. ............................     1,576,250
   46,000  Intel Corp. .....................................     1,391,500
   18,000  JDS Uniphase Corp.* .............................       750,375
  35,000   Lucent Technologies , Inc* ......................       472,500
   32,000  Nokia Corp.- ADR ................................     1,392,000
   21,000  Nortel Networks Corp. ...........................       673,312
   23,000  STMicroelectronics N.V. .........................       984,687
                                                               -----------
                                                                16,660,389
                                                               -----------
           UTILITIES  - 3.1%
  33,000   The AES CORP.* ..................................     1,827,375
                                                               -----------
           Total United States (cost - $62,749,077) ........    57,784,929
                                                               -----------
           Total Equities (cost - $63,643,944). ............    58,100,294
                                                               -----------
 PRINCIPAL
  AMOUNT
  $(000)
 ---------
           SHORT TERM OBLIGATION - 1.3%
           REPURCHASE AGREEMENT - 1.3%
    777    State Street Bank & Trust Co. Repurchase
             Agreement, 2.00%, due 01/02/2001 (Collateral:
             $780,000 Federal Home Loan Bank, 5.875%,
             due 08/15/2001, - market value $796,080)
             (cost-$777,000) ...............................       777,000
                                                               -----------
           Total Short Term Obligation (cost- $777,000) ....       777,000
                                                               -----------
           Total Investments (cost - $64,420,944) .... 100.2%   58,877,294
           Liabilities in excess of other assets .....  (0.2%)    (153,613)
                                                       ------  -----------
           Net Assets ......................................   $58,723,681
                                                               ===========
-----------
*   NON-INCOME PRODUCING SECURITY.
(A) FAIR VALUED, TOTALING $315,365 OR 0.5% OF NET ASSETS.
ADR AMERICAN DEPOSITARY RECEIPT

See Accompanying Notes to Financial Statements.

THE CORNERSTONE STRATEGIC RETURN FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                              DECEMBER 31, 2000

------------------------------------------------------------------------------------------------------------------

ASSETS
Investments, at value (cost-- $64,420,944) .......................................................     $58,877,294
Cash (including foreign currency of $5 with a cost of $5) ........................................             207
Dividends receivable .............................................................................          32,386
Interest receivable ..............................................................................             130
Prepaid expenses and other assets ................................................................           3,041
                                                                                                       -----------
                  Total Assets ...................................................................      58,913,058
                                                                                                       -----------
LIABILITIES
Distribution payable .............................................................................          45,157
Investment management fee payable ................................................................          50,365
Administration fee payable .......................................................................           8,403
Other payables and accrued expenses ..............................................................          85,452
                                                                                                       -----------
     Total Liabilities ...........................................................................         189,377
                                                                                                       -----------
Total Net Assets .................................................................................     $58,723,681
                                                                                                       ===========
COMPOSITION OF NET ASSETS:
Capital stock, $0.001 par value; 5,878,047 shares issued; 4,880,136 shares outstanding
   (100,000,000 shares authorized) ...............................................................          $5,878
Paid-in capital in excess of par .................................................................      74,655,742
Cost of 997,911 shares repurchased ...............................................................     (10,345,046)
Undistributed net investment loss ................................................................            (164)
Accumulated net realized loss on investments .....................................................         (49,079)
Net unrealized depreciation of investments and other assets and liabilities
   denominated in foreign currency ...............................................................      (5,543,650)
                                                                                                       -----------
Total Net Assets .................................................................................     $58,723,681
                                                                                                       ===========
Shares Outstanding ...............................................................................       4,880,136
                                                                                                       -----------
Net Asset Value Per Share ($58,723,681/4,880,136) ................................................          $12.03
                                                                                                       ===========


See Accompanying Notes to Financial Statements.


THE CORNERSTONE STRATEGIC RETURN FUND, INC.
STATEMENT OF OPERATIONS                                                      YEAR ENDED DECEMBER 31, 2000

---------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest ................................................................................    $    602,657
Dividends (net of foreign withholding taxes of $90,535) .................................         696,190
                                                                                             ------------
     Total investment income ............................................................       1,298,847
                                                                                             ------------
EXPENSES:
Investment management fee ...............................................................         743,582
Legal fees ..............................................................................         174,626
Administration fees .....................................................................         124,183
Reports and notices to shareholders .....................................................         102,670
Custodian fees ..........................................................................         100,476
Directors' fees & expenses ..............................................................          87,994
Transfer agent fees .....................................................................          77,301
Auditing and tax service fees ...........................................................          49,200
Miscellaneous ...........................................................................          22,731
Insurance expense .......................................................................          18,840
New York Stock Exchange listing fee .....................................................          16,171
Interest expense ........................................................................          10,742
                                                                                             ------------
     Total expenses .....................................................................       1,528,516
         Less: expense offset and reimbursement for certain expenses ....................         (47,024)
                                                                                             ------------
     Net expenses .......................................................................       1,481,492
                                                                                             ------------
     Net investment loss ................................................................        (182,645)
                                                                                             ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
     Investments ........................................................................       2,395,140
     Foreign currency transactions ......................................................        (783,624)
Net change in unrealized depreciation on investments and
   other assets and liabilities denominated in foreign currency .........................     (11,891,540)
                                                                                             ------------
     Net realized and unrealized loss on investments and foreign
         currency transactions ..........................................................     (10,280,024)
                                                                                             ------------
     Net decrease in net assets from investment operations ..............................    ($10,462,669)
                                                                                             ============


See Accompanying Notes to Financial Statements.

THE CORNERSTONE STRATEGIC RETURN FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------------------

                                                                            FOR THE               FOR THE               FOR THE
                                                                          YEAR ENDED           PERIOD ENDED           YEAR ENDED
                                                                       DECEMBER 31, 2000    DECEMBER 31, 1999*      AUGUST 31, 1999
                                                                       -----------------    ------------------      ---------------

OPERATIONS:
Net investment income (loss) ........................................      ($182,645)            ($329,292)           $1,445,990
Net realized gain (loss) on investments and foreign
   currency transactions ............................................      1,611,516                82,756            (1,317,794)
Net change in unrealized appreciation (depreciation)
   on investments and other assets and liabilities
   denominated in foreign currency ..................................    (11,891,540)            1,400,018            14,034,023
                                                                         -----------           -----------           -----------
     Net increase (decrease) in net assets
        resulting from operations ...................................    (10,462,669)            1,153,482            14,162,219
                                                                         -----------           -----------           -----------
DIVIDENDS AND DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income ...............................................            --                     --            (1,376,063)
Net realized gain on investments ....................................        (45,157)                   --            (3,908,901)
Paid-in capital in excess of par ....................................             --                    --              (581,327)
                                                                          -----------           -----------           -----------
     Total dividends and distribution to shareholders ...............        (45,157)                  --             (5,866,291)
                                                                         -----------           -----------           -----------
CAPITAL SHARE TRANSACTIONS:
Cost of Fund shares repurchased (912,211 shares and
   85,700 shares, respectively) .....................................     (9,491,224)             (853,822)                   --
                                                                         -----------           -----------           -----------
Net decrease in net assets resulting from
   capital share transactions .......................................     (9,491,224)             (853,822)                   --
                                                                         -----------           -----------           -----------
     Total increase (decrease) in net assets ........................    (19,999,050)              299,660             8,295,928
NET ASSETS
Beginning of period .................................................     78,722,731            78,423,071            70,127,143
                                                                         -----------           -----------           -----------
End of period .......................................................    $58,723,681           $78,722,731           $78,423,071
                                                                         ===========           ===========           ===========

*For the period September 1, 1999 to December 31, 1999.

See Accompanying Notes to Financial Statements.

THE CORNERSTONE STRATEGIC RETURN FUND, INC.
FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------------------

Selected data for a share of common stock outstanding throughout each period is presented below:

                                                                                                    FOR THE
                                                                                                  YEAR ENDED
                                                                                               DECEMBER 31, 2000
                                                                                               -----------------
Net asset value, beginning of period .......................................................          $13.59
                                                                                                   ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...............................................................           (0.03)(2)
Net realized and unrealized gain (loss) on investments, forward
   foreign currency contracts and foreign currency transactions ............................           (2.05)
                                                                                                   ---------
Total from investment operations ...........................................................           (2.08)
                                                                                                   ---------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ......................................................................              --
Net realized gain on investments ...........................................................           (0.01)
Paid-in capital in excess of par ...........................................................              --
                                                                                                   ---------
Total dividends and distributions to shareholders ..........................................           (0.01)
                                                                                                   ---------
CAPITAL SHARE TRANSACTIONS:
Anti-dilutive effect of shares repurchased .................................................            0.53
Dilutive effect of rights offering .........................................................              --
                                                                                                   ---------
Net asset value, end of period .............................................................          $12.03
                                                                                                   =========
Market value, end of period ................................................................          $9.438
Total Investment Return (3) (4) ............................................................          (20.4)%

RATIOS / SUPPLEMENTAL DATA:
Net assets, end of period (000) ............................................................         $58,724
Ratio of expenses to average net assets (5) ................................................            2.06%
Ratio of net investment income (loss) to average net assets ................................           (0.25)%
Portfolio Turnover .........................................................................             132%

(1) In December 1999, the Board of Directors changed the Fund's fiscal year-end from August to December.
(2) Based on average shares outstanding.
(3) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.
(4) Total return for a period of less than one year is not annualized.
(5) The ratio of expenses to average net assets after expense offset and reimbursement for certain expenses was 1.99% for the year ended December 31, 2000.
(6) Annualized.


See Accompanying Notes to Financial Statements.

                                                                                                                   DECEMBER 31, 2000

------------------------------------------------------------------------------------------------------------------------------------

    FOR THE PERIOD                                              FOR THE YEAR ENDED AUGUST 31,
   SEPTEMBER 1, 1999              --------------------------------------------------------------------------------------------
TO DECEMBER 31, 1999 (1)                1999                      1998                       1997                     1996
------------------------          --------------            --------------              --------------          --------------
         $13.34                       $11.93                      $16.05                      $17.23                  $13.13
      ---------                    ---------                   ---------                   ---------               ---------

          (0.06)(2)                     0.25                        0.10                       (0.14)                  (0.07)

           0.28                         2.16                       (4.08)                      (0.54)                   5.35
      ---------                    ---------                   ---------                   ---------               ---------
           0.22                         2.41                       (3.98)                      (0.68)                   5.28
      ---------                    ---------                   ---------                   ---------               ---------

             --                        (0.23)                      (0.07)                         --                   (0.25)
             --                        (0.67)                      (0.07)                      (0.50)                     --
             --                        (0.10)                      --                             --                      --
      ---------                    ---------                   ---------                   ---------               ---------
             --                        (1.00)                      (0.14)                      (0.50)                  (0.25)
      ---------                    ---------                   ---------                   ---------               ---------

           0.03                           --                          --                          --                      --
             --                           --                          --                          --                   (0.93)
      ---------                    ---------                   ---------                   ---------               ---------
         $13.59                       $13.34                      $11.93                      $16.05                  $17.23
      =========                    =========                   =========                   =========               =========
        $11.875                       $11.25                     $8.0625                     $13.625                  $14.75
            5.6%                        51.3%                      (40.1)%                      (4.5)%                  32.2%


        $78,723                      $78,423                     $70,127                     $94,322                $101,274
           2.28%(6)                     2.19%                       2.09%                       2.09%                   2.14%
          (1.37)%(6)                    1.94%                       0.65%                      (0.87)%                 (0.51)%
             18%                          73%                         73%                         56%                     42%

THE CORNERSTONE STRATEGIC RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS                                  DECEMBER 31, 2000

--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Central European Value Fund, Inc. (the "Fund") was incorporated in Maryland on March 3, 1994 and commenced operations on September 30, 1994. At the meeting of stockholders held on June 27, 2000, the stockholders approved a proposal to change the name of the Fund to The Cornerstone Strategic Return Fund, Inc. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

At the meeting of stockholders held on June 27, 2000, the stockholders approved a proposal to change the investment objective of the Fund to seek long-term capital appreciation by investing in securities of U.S. and non-U.S. issuers. In addition, the stockholders approved a proposal to change the Fund's investment strategies and fundamental investment policies to allow the Fund to invest at least 65% of its total assets, under normal market conditions, in securities of U.S. issuers. The remaining 35% of its total assets may be invested in non-U.S. issuers.

Prior to June 27, 2000, the Fund invested at least 65% of its total assets, under normal market conditions, in the securities of Central European issuers. In addition, the Fund was permitted to invest up to 35% of its total assets in Eastern European issuers. The Fund's Board of Directors had approved investment in the following Central European countries: Austria, Croatia, Czech Republic, Estonia, Hungary, Poland, Romania, Slovakia and Slovenia.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund:

(A) VALUATION OF INVESTMENTS

All securities for which market quotations are readily available are valued at the last sale price on the day of valuation or if there are no such sales, at the mean between the last current bid and asked prices. If there was no sales price on such date and only bid quotations are available, securities are valued at the last quoted bid price.

Securities for which sales prices and bid and asked quotations are not available may be valued at the most recently available prices or quotations under policies adopted by the Board of Directors. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value, or by amortizing their value on the 61st day prior to maturity if the term to maturity from the date of purchase exceeds 60 days. Securities for which market values are not readily ascertainable (aggregating $315,365 or 0.5% of net assets at December 31, 2000) are carried at fair value as determined by or under the supervision of the Board of Directors.

(B) REPURCHASE AGREEMENTS

The Fund may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The seller under a repurchase agreement is required to maintain the value of the securities subject to the agreement at not less than the repurchase price. Default by the seller would, however, expose the Fund to possible loss because of the adverse market action or delay in connection with the disposition of the underlying obligations.

THE CORNERSTONE STRATEGIC RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)                      DECEMBER 31, 2000

--------------------------------------------------------------------------------

(C) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are recorded on the trade date. Realized gains and losses on investments and foreign currency transactions are determined on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends.

(D) TAX STATUS

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986 as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year the Fund intends not to be subject to U.S. federal excise tax.

In accordance with U.S. Treasury regulations, at December 31, 2000, the Fund elected to defer $164 of realized foreign currency losses arising after October 31, 2000. Such losses are treated for tax purposes as arising on January 1, 2001.

At December 31, 2000, the Fund utilized a capital loss carryforward of $982,499 to offset realized capital gains to the extent provided in the regulations.

The Fund believes that dividend and interest income from its investments in foreign issuers is subject to the applicable withholding tax rates and that capital gains on the sale of securities of companies domiciled in such countries are not generally subject to taxation in such countries. Certain of these rates are based upon applicable treaties between the United States and such countries. Based upon current circumstances, the Fund believes it is generally entitled to the benefits of the treaties between the United States and the respective countries and accordingly recognizes withholding taxes based upon the applicable treaty rates. However, there is no history of regulatory or legal interpretation of the treaties with certain countries and there can be no assurance that the benefits of the treaties with such countries will be available to the Fund.

(E) FOREIGN CURRENCY TRANSLATION

The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) the market value of investments, and other assets and liabilities denominated in foreign currency are translated at the closing rates of exchange on the valuation date; and (ii) purchases and sales of investments, income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate the effect of fluctuations in foreign currency rates from the effect of fluctuations in the market prices of equity securities. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for federal income tax reporting purposes.

Net realized loss on foreign currency transactions of $783,624 represents foreign currency gains and losses from sales and maturities of debt securities, transactions in foreign currency, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

THE CORNERSTONE STRATEGIC RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)                      DECEMBER 31, 2000

--------------------------------------------------------------------------------

Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at period end exchange rates is reflected as a component of net unrealized appreciation of investments and other assets and liabilities denominated in foreign currency. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

(F) FORWARD FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward foreign currency contracts ("FX contracts") to hedge its currency exposure. An FX contract is an agreement between two parties to buy or sell a currency at a set price on a future date. The market value of an FX contract fluctuates with changes in forward currency exchange rates. FX contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When an FX contract is closed, the Fund records a realized gain or loss on foreign currency related transactions. In addition, unrealized gains or losses on certain open contracts are required to be recognized for U.S. Federal income tax purposes at the close of the Fund's taxable year and may be treated as ordinary income for such purposes. FX contracts may involve risks in excess of the unrealized gain or loss that would be reflected in the Fund's Statement of Assets and Liabilities (e.g. the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar). On December 31, 2000, the Fund had no open FX contracts.

(G) DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income or net realized capital gains for tax purposes, they are reported as distributions of paid-in capital in excess of par.

During the year ended December 31, 2000, the Fund reclassified $410,007 from undistributed net investment loss to accumulated net realized loss on investments and $237,726 from undistributed net investment loss to paid-in capital in excess of par as a result of permanent book/tax differences relating to a net operating loss for the year ended December 31, 2000. Net assets were not affected by the reclassifications.

(H) EXPENSE OFFSET AND DIRECTED BROKERAGE ARRANGEMENTS

The Fund benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Fund. During the year ended December 31, 2000, the Fund's custodian credited $1,643 to the Fund's account under the expense offset arrangement

The Fund's investment adviser has an arrangement with a broker to whom the Fund's investment adviser may direct certain portfolio trades pursuant to which the broker would pay for a portion of the Fund's expense. For the year ended December 31, 2000, the Fund's expenses were reduced by $45,381 under such arrangement.

THE CORNERSTONE STRATEGIC RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)                      DECEMBER 31, 2000

--------------------------------------------------------------------------------
2. INVESTMENT MANAGEMENT, INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

At its meeting held on March 21, 2000, the Fund's Board of Directors approved an investment advisory agreement with Clemente Capital, Inc. ("Clemente") appointing Clemente as the Fund's investment adviser (the "Investment Adviser") which was subsequently approved by the stockholders of the Fund at the stockholders meeting held on June 27, 2000. On March 21, 2000, the Fund's Board of Directors also accepted the resignation of and terminated effective April 1, 2000, the investment management agreement with PIMCO Advisors. L.P. ("PIMCO"), the Fund's former investment manager and administrator, and the investment advisory agreement with OpCap Advisors ("OpCap"), a subsidiary of PIMCO and the Fund's former investment adviser.

The Investment Adviser is responsible on a day-to-day basis for investing the Fund's portfolio in accordance with its investments objectives and policies. For its services, the Fund pays the Investment Adviser a monthly fee at an annual rate of 1.00% of the Fund's average weekly net assets. Prior to April 1, 2000, PIMCO supervised the Fund's investment program and OpCap was responsible for the day-to-day management of the Fund's portfolio. For its services, PIMCO received a monthly fee at an annual rate of 1.00% of the Fund's average weekly net assets and OpCap received from PIMCO a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets. During the year ended December 31, 2000, Clemente received from the Fund $525,630 in investment advisory fees, PIMCO received from the Fund $217,952 in investment management fees and OpCap received from PIMCO $108,976 in investment advisory fees.

Effective April 1, 2000, PFPC, Inc. ("PFPC"), serves as the Fund's administrator (the "Administrator") and receives a monthly fee at an annual rate of 0.15% of the Fund's average weekly net assets up to $100 million; 0.08% of average weekly net assets for the next $200 million, and 0.06% of average weekly net assets in excess $300 million, subject to a minimum annual fee of $97,500. Prior to April 1, 2000, PIMCO served as the Fund's administrator and received a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets. Prior to April 1, 2000, PFPC served as the Fund's sub-administrator. During the year ended December 31, 2000, PIMCO received $43,950 in administration fees and PFPC received $80,233 in administration fees.

3. INVESTMENTS IN SECURITIES

Purchases and sales of securities other than short-term debt securities aggregated $98,097,132 and $106,814,848, respectively, for the year ended December 31, 2000.

4. SHARE REPURCHASE PROGRAM

On October 19, 1999, the Fund announced that it will repurchase its shares of capital stock on a continuous basis whenever the Fund's shares are trading at more than a nominal discount to net asset value. During the year ended December 31, 2000, the Fund purchased 912,211 shares of capital stock on the open market at a total cost of $9,491,224. The weighted average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase, was 22.53%. During the period ended December 31, 1999, the Fund purchased 85,700 shares of capital stock on the open market at a cost of $853,822. The weighted average discount of these purchases was 18.20%. No limit has been placed on the number of shares to be purchased by the Fund other than those imposed by federal securities laws. All purchases will be made in accordance with federal securities laws. The shares repurchased are held in treasury.

HE CORNERSTONE STRATEGIC RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)                      DECEMBER 31, 2000

--------------------------------------------------------------------------------

5. CAPITAL STOCK

Transactions in shares of common stock were as follows:

                                                   For the Year          For the Period        For the Year
                                                       Ended          September 1, 1999 to         Ended
                                                 December 31, 2000      December 31, 1999     August 31, 2000
                                                 -----------------    --------------------    ---------------
    Shares outstanding, beginning of period ...     5,792,347              5,878,047             5,878,047
    Shares repurchased ........................      (912,211)               (85,700)                   --
                                                    ---------              ---------             ---------
    Shares outstanding, end of period .........     4,880,136              5,792,347             5,878,047
                                                    =========              =========             =========

6. CONCENTRATION OF RISK

Certain foreign securities markets are substantially smaller, less developed, less liquid, and more volatile than the major securities markets in the United States. Consequently, purchases and sales of securities by the Fund involve special risks and considerations not present with respect to U.S. securities markets.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange rates. Foreign security and currency transactions involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets, the possibilities of political or economic instability, the fact that foreign securities markets may be smaller and less developed, and the fact that securities, tax and corporate laws may have only recently developed or be in the developing stages, and laws may not exist to cover all contingencies or to protect investors adequately.

7. SUBSEQUENT EVENTS

At a meeting held on January 26, 2001, the Fund's Board of Directors approved the termination of the Fund's investment advisory agreement with Clemente Capital Inc. effective March 31, 2001. At a meeting held on February 9, 2001, the Fund's Board of Directors approved a new investment management agreement ("New Agreement") with Cornerstone Advisors, Inc. through which Cornerstone Advisors, Inc. will serve as the Fund's Investment Manager effective April 1, 2001. The Chairman of the Fund's Board of Directors is a majority stockholder in Cornerstone Advisors, Inc. and will also serve as the Fund's portfolio manager under the New Agreement. The New Agreement is subject to ratification by the Fund's stockholders at the next stockholders' meeting scheduled to be held on April 19, 2001. The Investment Management fees payable to Cornerstone Advisors, Inc. under the new Agreement shall be the same as the fees currently paid to Clemente.

THE CORNERSTONE STRATEGIC RETURN FUND, INC.
REPORT OF INDEPENDENT ACCOUNTANTS                              DECEMBER 31, 2000

--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of The Cornerstone Strategic Return Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Cornerstone Strategic Return Fund, Inc. (the "Fund") at December 31, 2000, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
New York, New York
February 12, 2001

THE CORNERSTONE STRATEGIC RETURN FUND, INC.
DIVIDEND REINVESTMENT & CASH PURCHASE PLAN                     DECEMBER 31, 2000

--------------------------------------------------------------------------------

The Cornerstone Strategic Return Fund, Inc. has a Dividend Reinvestment and Cash Purchase Plan (the "Plan") in which all dividends and distributions paid to shareholders are automatically reinvested in additional shares (unless the shareholder elects to receive cash).

Shareholders who have Shares registered directly in their own names automatically participate in the Fund's Reinvestment Plan, unless and until an election is made to withdraw from the Reinvestment Plan on behalf of such participating shareholders. Shareholders who do not wish to have distributions automatically reinvested should so notify American Stock Transfer, Inc. (the "Agent"). Under the Reinvestment Plan, all of the Fund's dividends and other distributions to shareholders are reinvested in full and fractional Shares as described below. A shareholder that owns Shares registered in his/her broker's or nominee name, and whose broker does not provide facilities for a dividend reinvestment program, may be required to have his/her Shares registered in his/her own name in order to participate in the Reinvestment Plan. Shareholders whose Shares are held in the name of the broker or nominee should consult their brokers as to how to accomplish dividend reinvestment.

When the Fund declares an income dividend or a capital gain or other distribution (each, a "Dividend" and collectively, "Dividends"), American Stock Transfer, Inc. (the "Agent"), on the shareholders' behalf, will: (i) receive additional unissued but authorized shares from the Fund ("Newly Issued Shares") or, (ii) at the sole discretion of the Board of Directors, be authorized to purchase outstanding shares on the open market, on the NYSE or elsewhere, with cash allocated to it by the Fund ("Open Market Purchases").

Shares acquired by the Agent in Open Market Purchases will be allocated to the reinvesting shareholders based on the average price of such Open Market Purchases. Alternatively, the Agent will allocate Newly Issued Shares to the reinvesting shareholders at a price equal to the average closing price of the Fund over the five trading days preceding the payment date of such dividend. If, as a result of a Dividend, a reinvesting shareholder would receive less than one full share, the Board of Directors may instruct the Agent to provide the reinvesting shareholder with cash instead. Registered shareholders who acquire their shares through Open-Market Purchases and who do not wish to have their Dividends automatically reinvested should so notify the Fund in writing. If a Shareholder has not elected to receive cash Dividends and the Agent does not receive notice of an election to receive cash Dividends prior to the record date of any Dividend, the shareholder will automatically receive such Dividends in additional Shares.

Participants in the Reinvestment Plan may withdraw from the Reinvestment Plan by providing written notice to the Agent at least 30 days prior to the applicable Dividend payment date. When a participant withdraws from the Reinvestment Plan, or upon termination of the Reinvestment Plan as provided below, certificates for whole shares credited to his/her account under the Reinvestment Plan will, upon request, be issued. Whether or not a participant requests that certificates for whole shares be issued, a cash payment will be made for any fraction of a Share credited to such account. The Agent will maintain all shareholder accounts in the Reinvestment Plan and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Agent will hold shares in the account of each Reinvestment Plan participant in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Reinvestment Plan. Each participant, nevertheless, has the right to receive certificates for whole shares owned. The Agent will distribute all proxy solicitation materials to participating shareholders.

THE CORNERSTONE STRATEGIC RETURN FUND, INC.
DIVIDEND REINVESTMENT & CASH PURCHASE PLAN (CONCLUDED)         DECEMBER 31, 2000

--------------------------------------------------------------------------------

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating in the Reinvestment Plan, the Agent will administer the Reinvestment Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the Shareholder's name and held for the account of beneficial owners participating in the Reinvestment Plan.

There will be no charge to participants for reinvesting Dividends other than their share of brokerage commissions as discussed below. The Agent's fees for administering the Reinvestment Plan and handling the reinvestment of Dividends will be paid by the Fund. Each participant's account will be charged a Pro-Rata share of brokerage commissions incurred with respect to the Agent's Open-Market Purchases in connection with the reinvestment of Dividends. Brokerage charges for purchasing small amounts of shares for individual accounts through the Reinvestment Plan are expected to be less than the usual brokerage charges for such transactions because the Agent will be purchasing shares for all the participants in blocks and prorating the lower commission that may be attainable.

The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable on such Dividends. Participants who receive shares pursuant to the Reinvestment Plan as described above will recognize taxable income in the amount of the fair market value of those shares. In the case of non-U.S. participants whose Dividends are subject to U.S. income tax withholding and in the case of participants subject to 31% federal backup withholding, the Agent will reinvest Dividends after deduction of the amount required to be withheld.

The Fund reserves the right to amend or terminate the Reinvestment Plan by written notice to participants. All correspondence concerning the Reinvestment Plan should be directed to the Agent.

THE CORNERSTONE STRATEGIC RETURN FUND, INC.
IMPORTANT TAX INFORMATION (UNAUDITED)                          DECEMBER 31, 2000

--------------------------------------------------------------------------------

The Cornerstone Strategic Return Fund, Inc. distributed $.00925 per share during the fiscal year ending December 31, 2000, all of which was derived from long-term capital gains.

Capital gain distribution amounts to be used by calendar year taxpayers on their Federal income tax returns will be reflected on 1099-DIV forms, which will be mailed in January 2001.

DIRECTORS AND OFFICERS
   RALPH W. BRADSHAW, CHAIRMAN, PRESIDENT
     & DIRECTOR
   GARY A. BENTZ, TREASURER
   THOMAS R. WESTLE, SECRETARY
   THOMAS H. LENAGH, DIRECTOR
   EDWIN MEESE III, DIRECTOR
   SCOTT B. ROGERS, DIRECTOR
   ANDREW W. STRAUSS, DIRECTOR
   GLENN W. WILCOX, SR., DIRECTOR

-----------------------------------------------

EXECUTIVE OFFICES --
  152 W. 57th Street, New York, NY 10019
  (For latest net asset value and market data, please call 212-765-0700 or access our web site at http://www.clementecapital.com.
  For shareholder inquiries, please call
  1-800-937-5449)

INVESTMENT ADVISER --
  Clemente Capital, Inc.

ADMINISTRATOR --
  PFPC Inc.

TRANSFER AGENT, DIVIDEND PAYING
AGENT AND REGISTRAR --
  American Stock & Transfer Trust Company

CUSTODIAN --
  State Street Bank and Trust Company

LEGAL COUNSEL --
  Spitzer & Feldman P.C.

INDEPENDENT ACCOUNTANTS --
  PricewaterhouseCoopers LLP

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